Exhibit 99.1

FOR IMMEDIATE RELEASE

Insulet Announces CFO Transition

Flavia Pease Appointed Chief Financial Officer

ACTON, Mass.—(BUSINESS WIRE)— Insulet Corporation (NASDAQ: PODD) (“Insulet” or the “Company”), the global leader in tubeless insulin pump technology with its Omnipod® brand of products, today announced that Flavia Pease will succeed Ana Maria Chadwick as Executive Vice President, Chief Financial Officer, effective September 30, 2025. Ms. Chadwick will become a Senior Advisor to Insulet to ensure a smooth transition.

“I want to personally thank Ana, who has provided steady and thoughtful leadership for Insulet during a period of significant growth,” said Ashley McEvoy, Insulet President and Chief Executive Officer. “She has been instrumental in strengthening our financial foundation and positioning us for continued success.”

“It has been a privilege to help advance Insulet’s mission,” said Ms. Chadwick. “I am confident in the team and the Company’s continued momentum.”

Ms. Pease is a seasoned financial executive who brings extensive global healthcare and medical technology industry experience. She most recently served as Corporate Executive Vice President and Chief Financial Officer at Charles River Laboratories. Prior to that, she spent more than 20 years at Johnson & Johnson, working across the Medical Devices and Pharmaceutical segments. During her tenure, she served as Vice President and Group Chief Financial Officer of Johnson & Johnson’s global Medical Devices business, where she oversaw financial operations for a $27 billion global portfolio, and as Vice President of Finance for Janssen North America, Johnson & Johnson’s largest business unit. Ms. Pease has a strong track record of scaling businesses, leading global operations, and driving growth in complex healthcare markets.

As a member of Insulet’s Board of Directors and Audit Committee since January 2024, Ms. Pease has a deep understanding of the Company’s strategy, operations, and financials. In connection with her appointment, she will resign from the Board upon transitioning to her new role.

“Flavia is a highly accomplished business leader with world-class healthcare and MedTech expertise,” said Ms. McEvoy. “Her extensive leadership experience in complex global organizations, proven ability to drive financial performance through disciplined execution of the Company’s strategy, and track record of value creation for all stakeholders make her the ideal CFO to help guide Insulet’s next phase of patient-centric growth. Her contributions as a member of the Board have already been instrumental to our strong performance and will enable a seamless transition.”

“I am thrilled to join this talented leadership team as CFO and to continue serving this outstanding Company,” said Ms. Pease. “Insulet’s commitment to improving the lives of people with diabetes is deeply inspiring, and I look forward to partnering with Ashley, the Board, and the Insulet team to build on the Company’s strong foundation, accelerate growth and deliver lasting value for customers and shareholders.”

Third Quarter 2025 Outlook

Insulet expects to exceed its previously issued third quarter 2025 total revenue growth guidance, driven by strong new customer starts in both U.S. and international markets. The Company plans to provide further details on its third quarter results and an update to its full year outlook during its third quarter 2025 earnings call scheduled for Thursday, November 6, 2025.

About Flavia Pease

Ms. Pease has served on Insulet’s Board of Directors since January 2024. She joins the Company from Charles River Laboratories, where she served as Corporate Executive Vice President and Chief Financial Officer since 2022. Prior to joining Charles River, Ms. Pease spent 23 years at Johnson & Johnson in a variety of leadership roles, including Vice President and Group Chief Financial Officer of the global Medical Devices business, Vice President of Finance for Janssen North America, Vice President of the Enterprise Program Management Office, and Vice President of Finance for Janssen Supply Chain, among others.

She began her career at Johnson & Johnson in 1998 with the LifeScan business and earlier held positions at SC Johnson and in investment banking in Brazil. Ms. Pease holds a Bachelor of Science in Economics from the Pontifícia Universidade Católica in Rio de Janeiro, Brazil, and a Master of Business Administration from Santa Clara University.

About Insulet Corporation:

Insulet Corporation (NASDAQ: PODD), headquartered in Massachusetts, is an innovative medical device company dedicated to simplifying life for people with diabetes and other conditions through its Omnipod product platform. The Omnipod Insulin Management System provides a unique alternative to traditional insulin delivery methods. With its simple, wearable design, the tubeless disposable Pod provides up to three days of non-stop insulin delivery, without the need to see or handle a needle. Insulet’s flagship innovation, the Omnipod 5 Automated Insulin Delivery System, integrates with a continuous glucose monitor to manage blood sugar with no multiple daily injections, zero fingersticks, and can be controlled by a compatible personal smartphone in the U.S. or by the Omnipod 5 Controller. Insulet also leverages the unique design of its Pod by tailoring its Omnipod technology platform for the delivery of non-insulin subcutaneous drugs across other therapeutic areas. For more information, visit Insulet.com or omnipod.com.

Forward-Looking Statement:

This press release contains forward-looking statements regarding, among other things, future financial performance. These forward-looking statements are based on management’s current beliefs, assumptions and estimates and are not intended to be a guarantee of future events or performance. If management’s underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by the forward-looking statements.

Risks and uncertainties include, but are not limited to our dependence on a principal product platform; the impact of competitive products, technological change and product innovation; our ability to maintain an effective sales force and expand our distribution network; our ability to maintain and grow our customer base; our ability to scale the business to support revenue growth; our ability to secure and retain adequate coverage or reimbursement from third-party payors; the impact of healthcare reform laws; our ability to design, develop, manufacture and commercialize future products; unfavorable results of clinical studies, including issues with third parties conducting any studies, or future publication of articles or announcement of positions by diabetes associations or other organizations that are unfavorable; our ability to protect our intellectual property and other proprietary rights; potential conflicts with the intellectual property of third parties; our inability to maintain or enter into new license or other agreements with respect to continuous glucose monitors, data management systems or other rights necessary to sell our current product and/or commercialize future products; worldwide macroeconomic and geopolitical uncertainty, as well as risks associated with public health crises and pandemics, including government actions and restrictive measures implemented in response, supply chain disruptions, delays in clinical trials, and other impacts to the business, our customers, suppliers, and employees; international regulatory, commercial and logistics business risks, including the implementation of tariffs; the potential violation of anti-bribery/anti-corruption laws; the concentration of manufacturing operations and storage of inventory in a limited number of locations; supply problems or price fluctuations with sole source or third-party suppliers on which we are dependent; failure to retain key suppliers; challenges to the future development of our non-insulin drug delivery product line; our failure or that of our contract manufacturer or component suppliers to comply with the U.S. Food and Drug Administration’s quality system regulations or other manufacturing difficulties; extensive government regulation applicable to medical devices, as well as complex and evolving privacy and data protection laws; our use of artificial intelligence tools; adverse regulatory or legal actions relating to current or future Omnipod products; potential adverse impacts resulting from a recall, or discovery of serious safety issues, or product liability lawsuits relating to off-label use; breaches or failures of our product or information technology systems, including by cyberattack; our ability to attract, motivate, and retain key personnel; risks associated with potential future acquisitions or investments in new businesses; ability to raise additional funds on acceptable terms or at all; the volatility of the trading price of our common stock; and changes in tax laws or exposure to significant tax liabilities.

For a further list and description of these and other important risks and uncertainties that may affect the Company’s future operations, see Part I, Item 1A—Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which the Company may update in Part II, Item 1A—Risk Factors in Quarterly Reports on Form 10-Q the Company has filed or will file hereafter. Any forward-looking statement made in this release speaks only as of the date of this release. Insulet does not undertake to update any forward-looking statement, other than as required by law.

©2025 Insulet Corporation. Omnipod is a registered trademark of Insulet Corporation. All rights reserved.

Investor Relations:

Clare Trachtman

Vice President, Investor Relations

(978) 218-0889

ctrachtman@insulet.com

Media:

Angela Geryak Wiczek

Senior Director, Corporate Communications

(978) 932-0611

awiczek@insulet.com

Source: Insulet Corporation